BP Capital TwinLine Energy Fund (“Energy Fund”)

Supplement dated January 17, 2017 to the Summary Prospectus
 dated March 31, 2016

Effectively immediately, Mark Laskin no longer serves as a Portfolio Manager for the Energy Fund.

Effective January 13, 2017, William Woodson “Trip” Rodgers, III has joined the Energy Fund’s portfolio management team as a Portfolio Manager.

Effective immediately, the portfolio manager table in the section titled, “Management” for the Energy Fund on page 6 of the Summary Prospectus is replaced with the following:

Portfolio Managers	Position with Advisor	Managed the Fund Since:
David Meaney	Portfolio Manager	Inception, 2013
Brian Bradshaw	Portfolio Manager	Inception, 2013
Toby Loftin	Managing Member and Portfolio Manager	Inception, 2013
Brad Olsen	Portfolio Manager	2016
William Woodson “Trip” Rodgers, III	Portfolio Manager	2017

Please retain this Supplement with the Summary Prospectus.

BP Capital TwinLine Energy Fund (“Energy Fund”)

Supplement dated January 17, 2017 to the Statutory Prospectus dated March 31, 2016

Effectively immediately, Mark Laskin no longer serves as a Portfolio Manager for the Energy Fund.  All references to Mr. Laskin in the prospectus are hereby deleted.

Effective immediately, William Woodson “Trip” Rodgers, III has joined the Energy Fund’s portfolio management team as a Portfolio Manager.

Effective immediately, the portfolio manager table in the section titled, “Management” for the Energy Fund on page 7 of the Summary Prospectus is replaced with the following:

Portfolio Managers	Position with Advisor	Managed the Fund Since:
David Meaney	Portfolio Manager	Inception, 2013
Brian Bradshaw	Portfolio Manager	Inception, 2013
Toby Loftin	Managing Member and Portfolio Manager	Inception, 2013
Brad Olsen	Portfolio Manager	2016
William Woodson “Trip” Rodgers, III	Portfolio Manager	2017

The following disclosure is hereby added to page 35 of the Prospectus:

Trip Rodgers, CFA, is a portfolio manager of the Fund.  Mr. Rodgers joined BP Capital Fund Advisors in January 2017, and serves as a member of the Investment Committee.  Mr. Rodgers has over 20 years of equities investment management experience in different industries.  Prior to joining the Advisor, Mr. Rodgers served as a portfolio manager at Carlson Capital where he led a fundamentally-based research team focused on commodity-related equities from 2004 to 2014.  Prior to his time at Carlson, Trip spent nine years in equity research, with five of those at UBS Investment Bank as an analyst.  In 2015-2016, he authored the book Wrestling Old Man Market in which he describes institutional investing methodology and best practices, and also expanded from one to three locations a yoga studio he had previously co-founded in Dallas, Texas.  Mr. Rodgers holds the CFA charter and graduated from Cornell University with a Bachelor of Science where he was a starter on the nationally ranked wrestling team.

Please retain this Supplement with the Prospectus.

BP Capital TwinLine Energy Fund (“Energy Fund”)

Supplement dated January 17, 2017 to the Statement of Additional Information (“SAI”)
 dated March 31, 2016

Effectively immediately, Mark Laskin no longer serves as a Portfolio Manager for the Energy Fund.  All references to Mr. Laskin in the SAI are hereby deleted.

Effective immediately, William Woodson “Trip” Rodgers, III has joined the Energy Fund’s portfolio management team as a Portfolio Manager.

Effective immediately, the following table is added to page B-46 of the SAI:

The following provides information regarding other accounts managed by Mr. Rodgers as of January 13, 2017:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	None	None	None	None

Effective immediately, the following section replaces the information found in the first paragraph on page B-47 of the SAI:

Material Conflicts of Interest.  As the Advisor manages other accounts and hedge fund assets using some of the same strategies, conflicts may arise in the selection and trading in those securities.

To mitigate these conflicts, the CCO along with the Advisor’s management team or other personnel are responsible for determining the allocation methodologies used by the Advisor and any changes to such methodologies on an ongoing basis.

The CCO is responsible for reviewing the side-by-side management of the Advisor’s accounts, including performance dispersion and investment allocation.  The CCO also confirms quarterly that the Company continues to invest in accordance with the stated investment strategy and objective.

The Advisor uses an order management system software which aids the portfolio managers in ensuring pre-trade and post-trade compliance and confirmation.  Portfolio managers monitor the portfolios daily and provide daily exception reports which are reviewed by both the portfolio managers and the Advisor CCO as they are created.  The Advisor CCO is ultimately responsible for ensuring that the portfolio managers provide the order management system software the necessary inputs in order for the software to accurately aid them in monitoring the portfolio.  The Advisor’s annual review encompasses a review of the controls in the software to ensure they are appropriate, in place and all exceptions are dealt with timely.

Effective immediately, the following replaces the section titled, Compensation on page B-47 of the SAI:

Compensation.  Brian Bradshaw and David Meaney are compensated by an affiliate of the Advisor.  Toby Loftin, a Managing Member of the Advisor, and all other Portfolio Managers and employees are compensated by the Advisor.  Each of the portfolio managers are principles of the Advisor and own a profits interest in The Loftin Group doing business as TwinLine Partners, and therefore effectively have ownership interest in the Advisor.  In the future, Mr. Rodgers will also own a profits interest or similar in the Advisor or related entity, and, therefore will effectively have an ownership interest in the Advisor.

Bonuses are discretionary and based on profitability of the Advisor and may be paid in the form of cash and/or equity.

Please retain this Supplement with the SAI.